Exhibit 99.1

Investors and Media
Christopher Oltmann
(818) 264-4907

PennyMac Financial Services, Inc. Reports

Fourth Quarter 2015 Results

Moorpark, CA, February 3, 2016 – PennyMac Financial Services, Inc. (NYSE: PFSI) today reported net income of $68.9 million for the fourth quarter of 2015, on revenue of $187.2 million. Net income attributable to PFSI common stockholders was $12.8 million or $0.58 per diluted share.

Fourth Quarter 2015 Highlights

•	Pretax income of $77.2 million, up 4 percent from the prior quarter and the highest level on record for PennyMac Financial

•	Total net revenue of $188.9 million, essentially unchanged from the prior quarter

o	Production revenue of $104.5 million, down 23 percent from the prior quarter

o	Servicing revenue of $78.2 million, up 70 percent from the prior quarter

o	Investment Management revenue of $6.2 million, down 21 percent from the prior quarter

•	Total loan production activity of $11.1 billion in unpaid principal balance (UPB), down 28 percent from the prior quarter

•	Servicing portfolio reached $160.3 billion in UPB, up 4 percent from September 30, 2015

•	Net assets under management were approximately $1.7 billion, down 1 percent from the prior quarter

1

Full-Year 2015 Highlights

•	Pretax income of $279.2 million, up 25 percent from the prior year

•	Total net revenue of $713.1 million, up 38 percent from the prior year

•	Loan production totaled $48.4 billion in UPB, an increase of 67 percent from the prior year, which included $4.1 billion in UPB of consumer direct production, an increase of 113 percent from the prior year

•	Servicing portfolio reached $160.3 billion in UPB, up 51 percent from December 31, 2014, driven by the organic additions from loan production and $32.8 billion in UPB of mortgage servicing rights (MSR) acquisitions

“PennyMac Financial concluded another record year with solid financial and operational performance in the fourth quarter, which reflected balanced earnings contributions from the production and servicing segments,” said Chairman and Chief Executive Officer Stanford L. Kurland. “Our mortgage production volumes remained strong despite a seasonally smaller mortgage market and higher interest rates during the quarter. Our servicing segment delivered record pretax income, driven primarily by growth in core servicing profitability and MSR valuation gains that were largely offset by hedging activities. Our consistently strong financial performance reflects our dedicated approach to interest rate risk management across the production pipeline and the MSR asset.”

The following table presents the contribution of PennyMac Financial’s Production, Servicing and Investment Management segments to pretax income:

	Quarter ended December 31, 2015
	Mortgage Banking
	Production	Servicing	Total	Investment Management	Total
	(in thousands)
Revenue
Net gains on mortgage loans held for sale at fair value	$65,893	$12,843	$78,736	$–	$78,736
Loan origination fees	20,969	–	20,969	–	20,969
Fulfillment fees from PMT	12,855	–	12,855	–	12,855
Net servicing fees	–	76,969	76,969	–	76,969
Management fees	–	–	–	6,329	6,329
Carried Interest from Investment Funds	–	–	–	(270)	(270)
Net interest income (expense):
Interest income	9,197	2,788	11,985	–	11,985
Interest expense	4,841	14,635	19,476	–	19,476
	4,356	(11,847)	(7,491)	–	(7,491)
Other	438	247	685	91	776
Total net revenue	104,511	78,212	182,723	6,150	188,873
Expenses	54,219	50,287	104,506	5,494	110,000
Income before provision for income taxes and non-segment activities	50,292	27,925	78,217	656	78,873
Non-segment activities (1)	–	–	–	–	(1,640)
Income before provision for income taxes	$50,292	$27,925	$78,217	$656	$77,233

(1) Consists primarily of the expense associated with an increase to the payable to exchanged Private National Mortgage Acceptance Company, LLC unitholders under tax receivable agreement

Production Segment

Production includes the correspondent acquisition of newly originated mortgage loans for PennyMac Financial’s own account, fulfillment services on behalf of PennyMac Mortgage Investment Trust (NYSE: PMT), and consumer direct lending.

2

PennyMac Financial’s loan production totaled $11.1 billion in UPB, of which $7.6 billion in UPB was for its own account, and $3.5 billion was fee-based fulfillment activity for PMT. Interest rate lock commitments (IRLCs) on correspondent government-insured and consumer direct loans totaled $8.8 billion in UPB.

Production segment pretax income was $50.3 million, a decrease of 35 percent from the third quarter. Production revenue totaled $104.5 million, a decrease of 23 percent from the third quarter, primarily resulting from a 19 percent quarter-over-quarter decrease in net gains on mortgage loans held for sale. The decrease in preduction revenue was driven by a reduction in government-insured correspondent lock volumes from the elevated levels in the third quarter and reduced margins in the consumer direct lending channel during the fourth quarter. The lower volumes were primarily the result of higher mortgage rates and a seasonally smaller mortgage origination market.

The components of net gains on mortgage loans held for sale are detailed in the following table:

	Quarter ended
	December 31, 2015	September 30, 2015	December 31, 2014
	(in thousands)
MSR value	$112,196	$153,338	$59,511
Mortgage servicing rights recapture payable to PennyMac Mortgage Investment Trust	(1,993)	(3,098)	(1,270)
Provision for representations and warranties	(1,978)	(2,292)	(1,652)
Cash investment (1)	(7,885)	(85,426)	(20,099)
Fair value changes of pipeline, inventory and hedges	(21,604)	20,124	8,159
Net gains on mortgage loans held for sale	$78,736	$82,646	$44,649

Net gains on mortgage loans held for sale by segment:
Production	$65,893	$81,005
Servicing	$12,843	$1,641

(1) Net of cash hedge expense

PennyMac Financial performs fulfillment services for conventional conforming and jumbo loans acquired by PMT in its correspondent production business. These services include, but are not limited to: marketing; relationship management; the approval of correspondent sellers and the ongoing monitoring of their performance; review of loan data, documentation and appraisals to assess loan quality and risk; pricing; hedging and activities related to the subsequent sale and securitization of loans in the secondary mortgage markets for PMT. Fees earned from fulfillment of correspondent loans on behalf of PMT totaled $12.9 million in the fourth quarter, compared to $17.6 million in the third quarter. The decrease was driven by a 15 percent reduction in conventional loan acquisitions from the third quarter and a decline in the average fulfillment fee rate to 37 basis points, compared to 43 basis points in the third quarter, primarily resulting from contractual discretionary reductions in the fulfillment fee in order to facilitate PMT's successful acquisition of certain loan transactions.

3

Production segment expenses were $54.2 million, a 6 percent decrease from the third quarter, primarily driven by the decrease in loan production volumes.

Servicing Segment

Servicing includes income from owned MSRs, in addition to subservicing and special servicing activities. The Servicing segment posted pretax income of $27.9 million in the fourth quarter, versus a pretax loss of $6.1 million in the third quarter. Servicing segment revenues in the fourth quarter totaled $78.2 million, a 70 percent increase from the third quarter, primarily resulting from a 34 percent increase in net loan servicing fees.

Net loan servicing fees totaled $77.0 million for the quarter and included $112.7 million in servicing fees reduced by $47.4 million of amortization and realization of MSR cash flows. Net loan servicing fees also included $45.5 million of fair value gains and impairment reversal related to MSRs, partially offset by a $6.9 million loss from the change in fair value of the excess servicing spread (ESS) financing and $27.0 million of related hedging losses.

The following table presents a breakdown of net loan servicing fees:

	Quarter ended
	December 31, 2015	September 30, 2015	December 31, 2014
	(in thousands)
Servicing fees (1)	$112,699	$106,052	$69,901
Effect of MSRs:
Amortization and realization of cash flows	(47,403)	(41,594)	(21,690)
Change in fair value and reversal of (provision for) impairment of MSRs carried at lower of amortized cost or fair value	45,513	(47,926)	(8,755)
Change in fair value of excess servicing spread financing	(6,864)	10,271	4,271
Hedging (losses) gains	(26,976)	30,455	18,551
Total amortization, impairment and change in fair value of MSRs	(35,730)	(48,794)	(7,623)
Net loan servicing fees	$76,969	$57,258	$62,278

(1) Includes contractually-specified servicing fees

Servicing segment revenue also included $12.8 million in net gains on mortgage loans held for sale at fair value in the fourth quarter resulting from the securitization of reperforming government-insured loans, versus $1.6 million in the third quarter. These loans were previously purchased out of Ginnie Mae securitizations and brought back to performing status through PennyMac Financial’s successful servicing efforts, primarily with the use of loan modifications.

Servicing segment expenses totaled $50.3 million, a $1.9 million decrease from the third quarter, largely due to a decline in credit and advance losses partially offset by a modest increase in direct operating expenses driven by the larger portfolio.

The total servicing portfolio reached $160.3 billion in UPB at December 31, 2015, an increase of 4 percent from the prior quarter end. Of the total servicing portfolio, prime servicing was $156.4 billion in UPB and special servicing was $3.8 billion in UPB. The Company subservices and services under contract $47.8 billion in UPB, an increase of 6 percent from September 30, 2015, primarily due to new correspondent acquisitions by PMT. PennyMac Financial’s MSR portfolio grew to $110.6 billion in UPB, an increase of 3 percent over the prior quarter, primarily resulting from the acquisition of government-insured loans in correspondent production and from consumer direct lending activities.

4

The table below details PennyMac Financial’s servicing portfolio UPB:

	December 31, 2015	September 30, 2015	December 31, 2014
	(in thousands)
Loans serviced at period end:
Prime servicing:
Owned
Mortgage servicing rights
Originated	$59,880,349	$54,259,297	$36,564,434
Acquisitions	50,722,355	52,717,209	28,126,179
	110,602,704	106,976,506	64,690,613
Mortgage servicing liabilities	806,897	957,113	478,581
Mortgage loans held for sale	1,052,485	1,602,692	1,100,910
	112,462,086	109,536,311	66,270,104
Subserviced for Advised Entities	43,963,378	41,303,357	35,416,466
Total prime servicing	156,425,464	150,839,668	101,686,570
Special servicing:
Subserviced for Advised Entities	3,847,254	3,990,744	4,293,479
Total special servicing	3,847,254	3,990,744	4,293,479
Total loans serviced	$160,272,718	$154,830,412	$105,980,049

Mortgage loans serviced:
Owned
Mortgage servicing rights	$110,602,704	$106,976,506	$64,690,613
Mortgage servicing liabilities	806,897	957,113	478,581
Mortgage loans held for sale	1,052,485	1,602,692	1,100,910
	112,462,086	109,536,311	66,270,104
Subserviced	47,810,632	45,294,101	39,709,945
Total mortgage loans serviced	$160,272,718	$154,830,412	$105,980,049

Investment Management Segment

PennyMac Financial manages PMT and certain private investment funds, for which it may earn base management fees and incentive compensation. Net assets under management were approximately $1.7 billion as of December 31, 2015, down 1 percent from September 30, 2015.

Pretax income for the Investment Management segment was $0.7 million, a decrease of $1.5 million from the third quarter of 2015. Management fees, which include base management fees from PMT and the private investment funds and any earned incentive fees from PMT, decreased 2 percent from the prior quarter. Carried interest from the private investment funds decreased by $1.8 million from the prior quarter resulting from the reduced performance of the funds during the quarter.

5

The following table presents a breakdown of management fees and carried interest:

	Quarter ended
	December 31, 2015	September 30, 2015	December 31, 2014
	(in thousands)
Management fees:
PennyMac Mortgage Investment Trust
Base	$5,670	$5,742	$5,938
Performance incentive	–	–	2,488
	5,670	5,742	8,426
Investment Funds	659	714	1,596
Total management fees	6,329	6,456	10,022
Carried Interest	(270)	1,483	263
Total management fees and Carried Interest	$6,059	$7,939	$10,285

Net assets of Advised Entities:
PennyMac Mortgage Investment Trust	$1,496,112	$1,514,430	$1,578,172
Investment Funds	231,744	238,349	424,182
	$1,727,856	$1,752,779	$2,002,354

Investment Management segment expenses totaled $5.5 million, a 2 percent decrease from the third quarter.

Consolidated Expenses

Total expenses for the fourth quarter were $110.0 million, a 5 percent decrease from the third quarter. The decline in total expenses was largely due to a $2.6 million decrease in compensation expense from the third quarter to refine performance and incentive-based compensation accruals to actual headcount and payment rate.

Mr. Kurland concluded, “PennyMac Financial’s consistently strong financial performance and outperformance relative to the mortgage industry reflects the significant investments we have made in our operational infrastructure, dedicated approach to risk management, and governance culture. We are building the PennyMac platform for continued growth in mortgage lending and for long-term success. We believe our operational infrastructure is highly scalable and well positioned to respond to market opportunities, including the most recent decline in mortgage rates that could drive higher refinance demand.”

Management’s slide presentation will be available in the Investor Relations section of the Company’s website at www.ir.pennymacfinancial.com beginning at 1:30 p.m. (Pacific Standard Time) on Wednesday, February 3, 2016.

6

About PennyMac Financial Services, Inc.

PennyMac Financial Services, Inc. is a specialty financial services firm with a comprehensive mortgage platform and integrated business focused on the production and servicing of U.S. mortgage loans and the management of investments related to the U.S. mortgage market. PennyMac Financial Services, Inc. trades on the New York Stock Exchange under the symbol “PFSI.” Additional information about PennyMac Financial Services, Inc. is available at www.ir.pennymacfinancial.com.

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions if we do not comply with the laws and regulations applicable to our businesses; the creation of the Consumer Financial Protection Bureau, or CFPB, and enforcement of its rules; changes in existing U.S. government-sponsored entities, their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to our businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; changes in macroeconomic and U.S. residential real estate market conditions; difficulties in growing loan production volume; changes in prevailing interest rates; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust as a significant source of financing for, and revenue related to, our correspondent production business and purchased mortgage servicing rights; availability of required additional capital and liquidity to support business growth; our obligation to indemnify third-party purchasers or repurchase loans that we originate, acquire or assist in with fulfillment; our obligation to indemnify advised entities or investment funds to meet certain criteria or characteristics or under other circumstances; decreases in the historical returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among ourselves and our advised entities; the potential damage to our reputation and adverse impact to our business resulting from ongoing negative publicity; and our rapid growth. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this press release are current as of the date of this release only.

7

PENNYMAC FINANCIAL SERVICES, INC.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	December 31, 2015	September 30, 2015	December 31, 2014
	(in thousands, except share data)
ASSETS
Cash	$105,472	$47,415	$76,256
Short-term investments at fair value	46,319	24,766	21,687
Mortgage loans held for sale at fair value	1,101,204	1,696,980	1,147,884
Derivative assets	50,280	53,569	38,457
Servicing advances, net	299,354	252,172	228,630
Carried Interest due from Investment Funds	69,926	70,196	67,298
Investment in PennyMac Mortgage Investment Trust at fair value	1,145	1,160	1,582
Mortgage servicing rights	1,411,935	1,307,392	730,828
Furniture, fixtures, equipment and building improvements, net	16,311	14,107	11,339
Note receivable from PennyMac Mortgage Investment Trust secured	150,000	150,000	–
Receivable from Investment Funds	1,316	1,542	2,291
Receivable from PennyMac Mortgage Investment Trust	18,965	17,220	23,871
Capitalized software, net	3,025	2,035	567
Deferred tax asset	18,378	25,878	46,038
Loans eligible for repurchase	166,070	97,455	72,539
Other	45,594	53,435	37,419
Total assets	$3,505,294	$3,815,322	$2,506,686

LIABILITIES
Assets sold under agreements to repurchase	$1,166,731	$1,286,411	$822,252
Mortgage loan participation and sale agreement	234,872	247,410	143,568
Note payable	61,136	406,990	146,855
Obligations under capital lease	13,579	–	–
Excess servicing spread financing at fair value	412,425	418,573	191,166
Derivative liabilities	9,083	4,632	6,513
Mortgage servicing liabilities at fair value	1,399	10,724	6,306
Accounts payable and accrued expenses	89,914	85,530	62,715
Payable to Investment Funds	30,429	30,211	35,908
Payable to PennyMac Mortgage Investment Trust	162,379	147,326	123,315
Payable to exchanged Private National Mortgage Acceptance Company, LLC unitholders under tax receivable agreement	74,315	72,275	75,024
Liability for loans eligible for repurchase	166,070	97,455	72,539
Liability for losses under representations and warranties	20,612	18,478	13,259
Total liabilities	2,442,944	2,826,015	1,699,420

STOCKHOLDERS' EQUITY
Class A common stock¾authorized 200,000,000 shares of $0.0001 par value; issued and outstanding, 21,990,831, 21,842,868 and 21,577,686 shares, respectively	2	2	2
Class B common stock¾authorized 1,000 shares of $0.0001 par value; issued and outstanding, 51, 51 and 54 shares, respectively	–	–	–
Additional paid-in capital	172,354	169,297	162,720
Retained earnings	98,470	85,699	51,242
Total stockholders' equity attributable to PennyMac Financial Services, Inc. common stockholders	270,826	254,998	213,964
Noncontrolling interests in Private National Mortgage Acceptance Company, LLC	791,524	734,309	593,302
Total stockholders' equity	1,062,350	989,307	807,266
Total liabilities and stockholders’ equity	$3,505,294	$3,815,322	$2,506,686

9

PENNYMAC FINANCIAL SERVICES, INC.

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

	Quarter ended
	December 31, 2015	September 30, 2015	December 31, 2014
	(in thousands, except per share data)
Revenue
Net gains on mortgage loans held for sale at fair value	$78,736	$82,646	$44,649
Loan origination fees	20,969	29,448	12,528
Fulfillment fees from PennyMac Mortgage Investment Trust	12,855	17,553	11,887
Net servicing fees:
Loan servicing fees
From non-affiliates	90,081	83,424	48,944
From PennyMac Mortgage Investment Trust	11,880	11,736	11,426
From Investment Funds	720	796	(329)
Ancillary and other fees	10,018	10,096	9,860
	112,699	106,052	69,901
Amortization, impairment and change in estimated fair value of mortgage servicing rights	(35,730)	(48,794)	(7,623)
Net servicing fees	76,969	57,258	62,278
Management fees:
From PennyMac Mortgage Investment Trust	5,670	5,742	8,426
From Investment Funds	659	714	1,596
	6,329	6,456	10,022
Carried Interest from Investment Funds	(270)	1,483	263
Net interest expense:
Interest income	11,985	15,053	8,434
Interest expense	19,415	20,944	10,426
	(7,430)	(5,891)	(1,992)
Change in fair value of investment in and dividends received from PennyMac Mortgage Investment Trust	65	(158)	(26)
Other	(984)	410	2,116
Total net revenue	187,239	189,205	141,725
Expenses
Compensation	71,566	74,129	52,475
Servicing	12,979	16,770	19,732
Technology	7,059	6,676	4,525
Professional services	4,763	3,803	2,958
Loan origination	4,583	4,314	3,602
Other	9,056	9,590	5,200
Total expenses	110,006	115,282	88,492
Income before provision for income taxes	77,233	73,923	53,233
Provision for income taxes	8,327	8,575	7,337
Net income	68,906	65,348	45,896
Less: Net income attributable to noncontrolling interest	56,135	52,668	37,133
Net income attributable to PennyMac Financial Services, Inc. common stockholders	$12,771	$12,680	$8,763

Earnings per share
Basic	$0.58	$0.58	$0.41
Diluted	$0.58	$0.58	$0.41
Weighted-average common shares outstanding
Basic	21,912	21,810	21,549
Diluted	76,132	76,138	76,004

10

PENNYMAC FINANCIAL SERVICES, INC.

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

	Year ended December 31,
	2015	2014	2013
	(in thousands, except per share data)
Revenue
Net gains on mortgage loans held for sale at fair value	$320,715	$167,024	$138,013
Loan origination fees	91,520	41,576	23,575
Fulfillment fees from PennyMac Mortgage Investment Trust	58,607	48,719	79,712
Net loan servicing fees:
Loan servicing fees
From non-affiliates	290,474	173,005	61,523
From PennyMac Mortgage Investment Trust	46,423	52,522	39,413
From Investment Funds	2,636	6,425	7,099
Ancillary and other fees	43,139	26,469	11,426
	382,672	258,421	119,461
Amortization, impairment and change in fair value of mortgage servicing rights	(153,129)	(41,502)	(29,451)
Net loan servicing fees	229,543	216,919	90,010
Management fees:
From PennyMac Mortgage Investment Trust	24,194	35,035	32,410
From Investment Funds	4,043	7,473	7,920
	28,237	42,508	40,330
Carried Interest from Investment Funds	2,628	6,156	13,419
Net interest expense:
Interest income	49,155	27,771	15,632
Interest expense	68,537	37,257	16,673
Net interest expense	(19,383)	(9,486)	(1,041)
Change in fair value of investment in and dividends received from PennyMac Mortgage Investment Trust	(230)	(6)	41
Other	1,472	4,867	2,500
Total net revenue	713,110	518,277	386,559
Expenses
Compensation	274,256	190,707	148,576
Servicing	68,085	48,430	7,028
Technology	25,164	15,439	9,205
Professional services	15,473	11,108	10,571
Loan origination	17,396	9,554	9,943
Other	33,543	20,006	19,110
Total expenses	433,917	295,244	204,433
Income before provision for income taxes	279,193	223,033	182,126
Provision for income taxes	31,635	26,722	9,961
Net income	247,558	196,311	172,165
Less: Net income attributable to noncontrolling interest	200,330	159,469	157,765
Net income attributable to PennyMac Financial Services, Inc. common stockholders	$47,228	$36,842	$14,400

Earnings per share
Basic	$2.17	$1.73	$0.83
Diluted	$2.17	$1.73	$0.82
Weighted-average common shares outstanding
Basic	21,755	21,250	17,311
Diluted	76,104	75,955	75,892

11